UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 1, 2021

NATE’S FOOD CO.
(Exact Name of registrant as specified in its charter)

Colorado

(State or other jurisdiction of incorporation)

000-52831	46-3403755
Commission File No.)	( IRS Employer Identification No.)

15151 Springdale Street

Huntington Beach, California 92649

(Address of Principal executive offices)(zip code)

949-381-1834

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the From 8-K filing is intended to simultaneously satisfy the Filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240. 14a-12)

☐     Pre- commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐     Pre commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b2 of the Securities Exchange Act of 1934 (17 CFR §240.12b2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 3(b) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 26, 2021 Timothy L Denton submitted his resignation as both Officer and as Director of Nate’s Food Company, Inc. effective August 01, 2021. (the “ Company”) accepted the resignation of Timothy L Denton.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned, hereunto duly authorized.

NATE’S FOOD CO.

Dated September 20, 2021	By:	/s/ Nate Steck
Nate Steck
President

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